EXECUTION COPY

                                   ASSIGNMENT

         For value received, on this 4th day of December, 1998 in accordance with the Purchase Agreement dated as of December 1, 1998, between the undersigned (the "Seller") and CPS Receivables Corp. (the "Purchaser") (the "CPS Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the CPS Purchase Agreement and the Sale and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Initial CPS Receivables listed in the Schedule of CPS Receivables and all monies received thereunder after the Cutoff Date and all Net Liquidation Proceeds received with respect to such Initial CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Initial CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Initial CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle related to an Initial CPS Receivable and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Initial CPS Receivable; (vi) the proceeds of any and all of the foregoing and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Initial CPS Receivables, the related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the CPS Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the day and year first above written.



                                    CONSUMER PORTFOLIO SERVICES, INC.


                                    By:
                                       Name: Jeffrey P. Fritz
                                       Title:   Chief Financial Officer

                                                             EXECUTION COPY

         PURCHASE AGREEMENT dated as of December 1, 1998, by and between CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Seller"), having its principal executive office at 16355 Laguna Canyon, Irvine, CA 92618, and CPS RECEIVABLES CORP., a California corporation (the "Purchaser"), having its principal executive office at 16355 Laguna, CA 92618.

         WHEREAS, in the regular course of its business, the Seller purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, light trucks, vans or minivans acquired from motor vehicle dealers.

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the CPS Receivables (as hereinafter defined), are to be sold by the Seller to the Purchaser, which CPS Receivables together with the Samco Receivables and the Linc Receivables will be transferred by the Purchaser, pursuant to the Sale and Servicing Agreement (as hereinafter defined), to CPS Auto Receivables Trust 1998-4, which Trust will issue notes under the Indenture (as hereinafter defined) representing indebtedness of the Trust (the "Notes") and certificates under the Trust Agreement (as hereinafter defined) representing beneficial interests in the Trust (the "Certificates" and, together with the Notes, the "Securities").

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Terms not defined in this Agreement shall have the meaning set forth in the Sale and Servicing Agreement and if not defined therein, shall have the meanings set forth in the Indenture. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Agreements"  means,   collectively,   this  Purchase  Agreement,  each
Subsequent Purchase Agreement and the Assignments.

         "Assignment" means the Initial Assignments, and/or any Subsequent Assignment.

         "Base Prospectus" means the Prospectus dated November 9, 1998, with respect to CPS Auto Receivables Trusts and any amendment or supplement thereto.

         "Closing Date" means December 4, 1998.

         "CPS" means Consumer Portfolio Services, Inc., a California corporation and its successors and assigns.

         "CPS Receivables" means the Initial CPS Receivables and the Subsequent CPS Receivables.

         "Indenture" means the Indenture of even date herewith between CPS Auto Receivables Trust 1998-4, as issuer, and Norwest Bank Minnesota, National Association, as trustee.

         "Initial Assignment" means the Initial CPS Assignment, the Initial Linc Assignment and/or the Initial Samco Assignment.

         "Initial CPS Assignment" means the assignment dated December 4, 1998, by the Seller to the Purchaser, relating to the purchase of the Initial CPS Receivables and certain other property related thereto by the Purchaser from the Seller pursuant to this Agreement, which shall be in substantially the form attached hereto as Exhibit A.

         "Initial CPS Receivable" means each retail installment sale contract for a Financed Vehicle that appears on the Initial Schedule of CPS Receivables and all rights thereunder.

         "Initial Linc Assignment" means the assignment substantially in the form of Exhibit A to the Linc Purchase Agreement.

         "Initial Linc Receivable" means each retail installment sale contract for a Financed Vehicle that appears on the Initial Schedule of Linc Receivables and all rights thereunder.

         "Initial Receivable" means an Initial Samco Receivable, an Initial Linc Receivable and/or an Initial CPS Receivable.

         "Initial Receivables Purchase Price" means $256,332,177.00.

         "Initial Samco Assignment" means the assignment substantially in the form of Exhibit A to the Samco Purchase Agreement.

         "Initial Samco Receivable" means each retail installment sale contract for a Financed Vehicle that appears on the Initial Schedule of Samco Receivables and all rights thereunder.

         "Initial Schedule of CPS Receivables" means the list of CPS Receivables annexed hereto as of the Closing Date as Exhibit B.

         "Initial Schedule of Linc Receivables" means the list of Initial Samco Receivables annexed as of the Closing Date as Exhibit B to the Linc Purchase Agreement.

         "Initial Schedule of Samco Receivables" means the list of Initial Samco Receivables annexed as of the Closing Date as Exhibit B to the Samco Purchase Agreement.

         "Initial  Transferred CPS Property" shall have the meaning specified in
Section 2.1(a) hereof.

         "Initial  Transferred  Property"  shall have the meaning  specified  in
Section 2.1(a) hereof.

         "Initial Transferred Linc Property" shall have the meaning specified in the Linc Purchase Agreement.

         "Initial Transferred Samco Property" shall have the meaning specified in the Samco Purchase Agreement.

         "Linc" means Linc Acceptance Company LLC, a Delaware limited liability company, and its successors and assigns.

         "Linc Purchase Agreement" means the Purchase Agreement of even date herewith, between Linc Acceptance Company LLC, as Seller, and CPS Receivables Corp., as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Linc Receivable" shall have the meaning specified in the Linc Purchase Agreement.

         "Obligor(s)" means the purchaser or co-purchasers of a Financed Vehicle or any other Person who owes or may be liable for payments under a Receivable.

         "Offering Documents" means the Prospectus Supplement and the Base Prospectus.

         "Prospectus Supplement" means the Prospectus Supplement dated December 2, 1998, relating to the public offering of the Notes and any amendment or supplement thereto.

         "Purchase Agreement" means this Purchase Agreement, as this agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Purchaser" means CPS Receivables Corp., a California corporation, and its successors and assigns.

         "Receivables" means, collectively, the CPS Receivables, the Linc Receivables and the Samco Receivables.

         "Repurchase Event" shall have the meaning specified in Section 6.2 hereof.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement of even date herewith among CPS Auto Receivables Trust 1998-4, as issuer, CPS Receivables Corp., as seller, Consumer Portfolio Services, Inc., as servicer, and Norwest Bank Minnesota, National Association, as trustee and standby servicer, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Samco" means Samco Acceptance Corp., a Delaware corporation, and its successors and assigns.

         "Samco Purchase Agreement" means the Purchase Agreement of even date herewith between Samco Acceptance Corp., as seller, and CPS Receivables Corp., as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Samco Receivable" shall have the meaning specified in the Samco Purchase Agreement.

         "Schedule of CPS Receivables" means the list of Initial CPS Receivables annexed hereto as Exhibit B, as supplemented by each Schedule of Subsequent CPS Receivables.

         "Schedule  of  Linc  Receivables"   means  the  list  of  Initial  Linc
Receivables annexed as Exhibit B to the Linc Purchase Agreement, as supplemented by each Schedule of Subsequent Linc Receivables.

         "Schedule  of  Receivables"  means,  collectively,  the Schedule of CPS
Receivables, the Schedule of Linc Receivables and the Schedule of Samco Receivables.

         "Schedule  of  Samco  Receivables"  means  the  list of  Initial  Samco
Receivables  annexed  as  Exhibit  B  to  the  Samco  Purchase   Agreement,   as
supplemented by each Schedule of Subsequent Samco Receivables.

         "Schedule of Subsequent CPS Receivables" means the schedule of all motor vehicle retail financing agreements sold and transferred to the Purchaser pursuant to a Subsequent Purchase Agreement, which schedule shall be deemed to supplement the Schedule of CPS Receivables and shall be attached to the related Subsequent Assignment (and may be in the form of microfiche).

         "Schedule of Subsequent Linc Receivables" means the schedule of all Linc Receivables sold and transferred to the Purchaser pursuant to a Subsequent Linc Purchase Agreement, which schedule shall be deemed to supplement the Schedule of Linc Receivables and shall be attached to the related Subsequent Assignment delivered under the Linc Purchase Agreement (and may be in the form of microfiche).

         "Schedule of Subsequent Samco Receivables" means the schedule of all Samco Receivables sold and transferred to the Purchaser pursuant to a Subsequent Samco Purchase Agreement, which schedule shall be deemed to supplement the Schedule of Samco Receivables and shall be attached to the related Subsequent Assignment delivered under the Samco Purchase Agreement (and may be in the form of microfiche).

         "Seller"  means  Consumer  Portfolio   Services,   Inc.,  a  California
corporation, in its capacity as seller of the CPS Receivables and the other CPS Transferred Property relating thereto, and its successors and assigns.

         "Servicer" means Consumer Portfolio Services, Inc., a California corporation, in its capacity as Servicer of the Receivables, and its successors and assigns.

         "Standard Program" means the CPS Standard Program.

         "Subsequent Assignment" means a Subsequent CPS Assignment, a Subsequent Linc Assignment or a Subsequent Samco Assignment, as applicable.

         "Subsequent Closing Date" means any day on which Subsequent CPS Receivables or Subsequent Samco Receivables are sold to the Purchaser pursuant to a Subsequent Purchase Agreement.

         "Subsequent CPS Assignment" means an assignment substantially in the form of Exhibit A to the form of Subsequent Purchase Agreement attached as Exhibit C hereto.

         "Subsequent  CPS  Purchase   Agreement"  means  a  subsequent  purchase
agreement which shall be in substantially the form of Exhibit C to this Purchase Agreement by which the Seller will transfer Subsequent CPS Receivables.

         "Subsequent CPS Receivable" means each Receivable transferred to the Purchaser pursuant to a Subsequent CPS Assignment which shall be listed on the Schedule of Subsequent CPS Receivables attached to the related Subsequent Assignment.

         "Subsequent Linc Assignment" shall have the meaning specified in the Linc Purchase Agreement.

         "Subsequent Linc Purchase Agreement" means a subsequent purchase agreement, which shall be in substantially the form of Exhibit C to the Linc Purchase Agreement, by which the Seller will transfer Subsequent Linc Receivables.

         "Subsequent Linc Receivable" shall have the meaning specified in the Linc Purchase Agreement.

         "Subsequent Purchase Agreement" means the Subsequent CPS Purchase Agreement, the Subsequent Linc Purchase Agreement and/or the Subsequent Samco Purchase Agreement.

         "Subsequent   Receivables"   means  a  Subsequent  CPS  Receivable,   a
Subsequent Linc Receivable and/or a Subsequent Samco Receivable.

         "Subsequent Receivables Purchase Price" shall, with respect to any Subsequent Receivables, have the meaning specified in the related Subsequent Purchase Agreement.

         "Subsequent Samco Assignment" shall have the meaning specified in the Samco Purchase Agreement.

         "Subsequent Samco Purchase Agreement" means a subsequent purchase agreement, which shall be in substantially the form of Exhibit C to the Samco Purchase Agreement, by which the Seller will transfer Subsequent Samco Receivables.

         "Subsequent Samco Receivable" shall have the meaning specified in the Samco Purchase Agreement.

         "Subsequent Transferred CPS Property" shall have the meaning specified in each Subsequent CPS Purchase Agreement.

         "Subsequent  Transferred  Property" shall have the meaning specified in
Section 2.2(a).

         "Subsequent Transferred Linc Property" shall have the meaning specified in each Subsequent Linc Purchase Agreement.

         "Subsequent   Transferred   Samco  Property"  shall  have  the  meaning
specified in each Subsequent Samco Purchase Agreement.

         "Transferred CPS Property" means the Initial Transferred CPS Property and the Subsequent Transferred CPS Property.

         "Transferred Linc Property" shall have the meaning specified in the Linc Purchase Agreement.

         "Transferred   Property"  means  the  Transferred  CPS  Property,   the
Transferred Linc Property and the Transferred Samco Property.

         "Transferred Samco Property" shall have the meaning specified in the Samco Purchase Agreement.

         "Trust" means the CPS Auto Receivables Trust 1998-4 created by the Trust Agreement.

         "Trust Agreement" means the Amended and Restated Trust Agreement of even date herewith between CPS Receivables Corp. and Bankers Trust (Delaware), as Owner Trustee.

         "UCC" means the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions.

         "Underwriter" means First Union Capital Markets, a division of Wheat First Securities, Inc..

         "Underwriting Agreement" means the Underwriting Agreement relating to the Notes, dated as of December 2, 1998, among the Underwriter, CPS, Samco, Linc and the Purchaser.


                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

         2.1. Purchase and Sale of Initial Receivables. On the Closing Date, subject to the terms and conditions of this Purchase Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Purchase Agreement and the Sale and Servicing Agreement), all of the Seller's right, title and interest in, to and under the Initial CPS Receivables and the other Initial Transferred CPS Property relating thereto. The conveyance to the Purchaser of the CPS Receivables and other Transferred CPS Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Transferred CPS Property and other property of the Purchaser shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                  (a) Transfer of Initial Receivables. On the Closing Date and simultaneously with the transactions to be consummated pursuant to the Trust Agreement, the Indenture and the Sale and Servicing Agreement, the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein and in the Sale and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Initial CPS Receivables listed in the Initial Schedule of CPS Receivables and all monies received thereunder after the Cutoff Date and all Net Liquidation Proceeds received with respect to such Initial CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Initial CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Initial CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor under an Initial CPS Receivable or Financed Vehicle securing an Initial CPS Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Initial CPS Receivable; (vi) the proceeds of any and all of the foregoing and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Initial Transferred CPS Property" and together with the Transferred Samco Property and the Transferred Linc Property, the "Initial Transferred Property").

                  (b) Initial Receivables Purchase Price. In consideration for the Initial CPS Receivables and other Initial Transferred Property described in
Section 2.1(a), the Purchaser shall, on the Closing Date, pay to the Seller the Initial Receivables Purchase Price. An amount equal to $248,062,758.87 of the
Initial Receivables Purchase Price shall be paid to the Seller in cash. The remaining $8,269,418.13 of the Initial Receivables Purchase Price shall be deemed paid and returned to the Purchaser and be considered a contribution to the Purchaser's capital. The portion of the Initial Receivables Purchase Price to be paid in cash shall be by federal wire transfer (same day) funds.

         2.2. Purchase and Sale of Subsequent Receivables. On the related Subsequent Closing Date, subject to the terms and conditions of the related Subsequent CPS Purchase Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Purchase Agreement, each Subsequent CPS Purchase Agreement and the Sale and Servicing Agreement), all of the Seller's right, title and interest in, to and under the Subsequent CPS Receivables and the other Subsequent Transferred CPS Property relating thereto. The conveyance to the Purchaser of the Subsequent CPS Receivables and other Subsequent Transferred CPS Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Subsequent Transferred CPS Property and other property of the Purchaser shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                  (a) Transfer of Subsequent Receivables. On the related Subsequent Closing Date the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations in this Purchase Agreement, each Subsequent CPS Purchase Agreement and in the Sale and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Subsequent CPS Receivables listed in the related Schedule of Subsequent CPS Receivables and all monies received thereunder after the related Subsequent Cutoff Date and all Net Liquidation Proceeds received with respect to such Subsequent CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent CPS Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent CPS Receivable; (vi) the proceeds of any and all of the foregoing and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Subsequent Transferred CPS Property" and together with any Subsequent Transferred Samco Property or Subsequent Transferred Linc Property, the "Subsequent Transferred Property").

                  (b) The Seller shall transfer to the Purchaser the Subsequent CPS Receivables and the Subsequent Transferred CPS Property as described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Closing Date:

                  (i) the Seller shall have provided the Trustee, the Owner Trustee, the Note Insurer and the Rating Agencies with an Addition Notice not later than three days prior to such Subsequent Closing Date and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent CPS Receivables;

                  (ii) the Seller shall have delivered to the Owner Trustee and the Trustee a duly executed Subsequent CPS Purchase Agreement, substantially in the form of Exhibit C, which shall include a supplement to the Schedule of CPS Receivables, listing the Subsequent CPS Receivables to be transferred on the related Subsequent Closing Date;

                  (iii) the Seller shall, to the extent required by Section 4.2 of the Sale and Servicing Agreement, have deposited in the Collection Account all collections in respect of the Subsequent CPS Receivables;

                  (iv) as of each Subsequent Closing Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Subsequent CPS Receivables on such Subsequent Closing Date,
         (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as then conducted;

                  (v)  the Funding Period shall not have terminated;

                  (vi) after giving effect to any transfer of Subsequent CPS Receivables on a Subsequent Closing Date (and any Subsequent Samco Receivables transferred to the Purchaser on such Subsequent Closing
         Date), the Receivables shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cutoff Date and the Subsequent Receivables on the related Subsequent Cutoff Dates):
         (A) the weighted average APR of such Receivables will not be less than 0.25% below the weighted average APR of the Initial Receivables on the Cutoff Date, (B) the weighted average remaining term of such Receivables will be within a range of 12 to72 months, (C) not more than 90% of the aggregate principal balance of such Receivables will represent financing of used Financed Vehicles, (D) no fewer than 50% of the Subsequent Receivables will be originated under the "Alpha" program, (E) no more than 5.25% of the Subsequent Receivables will be originated under the "First Time Buyer" program, (F) no fewer than 20% and no more than 30% of the Subsequent Receivables will be originated under the "Standard" program, and (G) the Trust, the Trustee, the Owner Trustee and the Note Insurer shall have received written confirmation from a firm of certified independent public accountants as to the satisfaction of the criteria in clauses (A) through (F) above;

                  (vii) each of the  representations  and warranties made by the
         Seller pursuant to Section 3.2 with respect to the Subsequent Receivables to be transferred on such Subsequent Closing Date shall be true and correct as of the related Subsequent

         Closing Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Closing Date;

                  (viii) the Seller shall, at its own expense, on or prior to the Subsequent Closing Date indicate in its computer files that the Subsequent Receivables identified in the Subsequent Purchase Agreement have been sold to the Purchaser pursuant to the related Subsequent Purchase Agreement and subsequently to the Trust pursuant to the Sale and Servicing Agreement;

                  (ix) the Seller shall have taken any action required to maintain the first priority perfected ownership interest of the Trust in the Owner Trust Estate and the first priority perfected security interest of the Trustee in the Collateral;

                  (x) no selection procedures adverse to the interests of the Noteholders or the Note Insurer shall have been utilized in selecting the Subsequent CPS Receivables;

                  (xi) the addition of any such Subsequent CPS Receivables shall not result in a material adverse tax consequence to the Trust or the Noteholders;

                  (xii) the Seller shall have delivered (A) to the Rating Agencies and the Note Insurer an Opinion of Counsel with respect to the transfer of such Subsequent CPS Receivables substantially in the form of the Opinion of Counsel delivered to the Rating Agencies and the Note Insurer on the related Subsequent Closing Date and (B) to the Trustee the Opinion of Counsel required by Section 13.2(i)(1) of the Sale and Servicing Agreement;

                  (xiii) each Rating Agency shall have confirmed that the rating on the Notes shall not be withdrawn or reduced as a result of the transfer of such Subsequent CPS Receivables to the Trust;

                  (xiv) all conditions precedent specified in the Sale and Servicing Agreement with respect to the transfer of such Subsequent CPS Receivables to the Trust by the Purchaser shall have been satisfied; and

                  (xv) the Seller shall have delivered to the Note Insurer and the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).

         2.3. The Closing. The sale and purchase of the Initial CPS Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-5820 on the Closing Date, simultaneously with the closings under: (a) the Samco Purchase Agreement pursuant to which Samco will sell the Initial Samco Receivables to the Purchaser, (b) the Linc Purchase Agreement pursuant to which Linc will sell the Linc Receivables to the Purchaser, (c) the Sale and Servicing Agreement pursuant to which the Purchaser will assign all of its right, title and interest in and to the Initial Receivables and the other Initial Transferred Property to the Trust for the benefit of the Securityholders, (d) the Trust Agreement pursuant to which the Trust shall be formed and the Certificates issued, (e) the Indenture pursuant to which the Trust will issue the Notes, and (f) the Underwriting Agreement pursuant to which the Purchaser shall sell the Notes to the Underwriter.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date and each Subsequent Closing Date (which representations and warranties shall survive the Closing Date and each Subsequent Closing Date):

                  (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Receivables.

                  (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (c) Power and Authority. The Purchaser has the power and authority to execute and deliver the Agreements and to carry out its terms and the execution, delivery and performance of the Agreements have been duly authorized by the Purchaser by all necessary corporate action.

                  (d) Binding Obligation. The Agreements shall constitute a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

                  (e) No Violation. The execution, delivery and performance by the Purchaser of the Agreements and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Purchaser, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents); nor violate any law, order, rule or regulation applicable to the Purchaser of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (A) asserting the invalidity of the Agreements or the Securities; (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Agreements; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, the Agreements or the Securities; or (D) relating to the Purchaser and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Securities.

                  (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Purchaser for the issuance or sale of the Securities or the consummation of the other transactions contemplated by the Agreements, the Trust Agreement, the Indenture or the Sale and Servicing Agreement, except such as have been duly made or obtained.

         3.2. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date and each Subsequent Closing Date (which representations and warranties shall survive the Closing Date and each Subsequent Closing Date):

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination and the servicing of the Receivables as required by the Sale and Servicing Agreement) shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver the Agreements and to carry out their terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of the Agreements have been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Purchase Agreement effects a valid sale, transfer and assignment of the CPS Receivables and the other Transferred CPS Property conveyed to the Purchaser pursuant to Sections 2.1 and 2.2, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

                  (v) No Violation. The execution, delivery and performance by the Seller of the Agreements and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation, as amended, or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents); nor violate any law, order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of the Agreements or the Securities; (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the
         Agreements; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Agreements or the Securities; or (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Securities.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Securities or the consummation of the other transactions contemplated by the Agreements, the Trust Agreement, the Indenture or the Sale and Servicing Agreement, except such as have been duly made or obtained.

                  (viii) Financial Condition. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any Person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by the Agreements to give any preference to any creditor or class of creditors, and this transaction will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

                  (ix) Fraudulent Conveyance. The Seller is not selling the CPS Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the CPS Receivables to the Purchaser.

                  (b) The Seller makes the following representations and warranties as to the Receivables (including the Samco Receivables and the Linc Receivables) and the other Transferred Property relating thereto on which the Purchaser relies in accepting the Receivables and the other Transferred Property relating thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Receivables, and as of the related Subsequent Closing Date, in case of the Subsequent Receivables, but shall survive the sale, transfer, and assignment of the Receivables and the other Transferred Property relating thereto to the Purchaser and the subsequent assignments and transfers pursuant to the Sale and Servicing Agreement and the Indenture:

                  (i) Origination Date. Each Receivable has an origination date on or after November 1, 1997.

                  (ii) Principal Balance/Number of Contracts. As of the Cutoff Date, the total aggregate principal balance of the Initial Receivables was $275,647,271.04. The Initial Receivables are evidenced by 21,655 Contracts.

                  (iii) Maturity of Receivables. Each Receivable has an original term to maturity of not more than 72 months; the weighted average original term to maturity of the Initial Receivables was 57.84 months as of the Cutoff Date (in the case of the Initial Receivables) or the Subsequent Cutoff Date (in the case of the related Subsequent Receivables); the remaining term to maturity of each Initial Receivable was 72 months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Initial Receivables was 55.87 months as of the Cutoff Date.

                  (iv) Characteristics of Receivables. (a) Each Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto and has been purchased by the Seller (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables,
         Linc) in connection with the sale of Financed Vehicles by the Dealers,

         (2) has created a valid, subsisting, and enforceable first priority security interest in favor of the Seller (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) in the Financed Vehicle, which security interest has been assigned by the Seller (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) to the Purchaser, which in turn has assigned such security interest to the Trust pursuant to the Sale and Servicing Agreement which will in turn assign such security interest to the Trustee, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment) and yield interest at the Annual Percentage Rate, (5) has an Annual
         Percentage Rate of not less than 14.9%, (6) that is a Rule of 78's Receivable provides for, in the event that such Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Rule of 78's Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer and was sold by the Dealer without any fraud or misrepresentation on the part of such Dealer.

                  (v) Approximately 88.63% of the aggregate Principal Balance of the Initial Receivables, constituting 91.11% of the number of Initial Receivables, as of the Cutoff Date, represents financing of used automobiles, light trucks, vans or minivans; the remainder of the Initial Receivables represent financing of new vehicles; approximately 7.82% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date were originated under the "Delta" program; approximately 52.45% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date were originated under the "Alpha" program; approximately 5.24% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date were originated under the
         "First Time Buyer" program; approximately 28.33% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date were originated under the "Standard" program; approximately 2.39% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date were originated under the Linc program; and approximately 3.76% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date were originated under the "Super Alpha" program; approximately 2.39% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date are Linc Receivables; approximately 4.62% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date are Samco Receivables; no Initial Receivable shall have a payment that is more than 30 days overdue as of the Cutoff Date; 15.76% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date are Rule of 78's Receivables and 84.24% of the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date are Simple Interest Receivables; each Initial Receivable shall have a final scheduled payment due no later than September 27, 2004; and each Initial Receivable was originated on or before the Cutoff Date.

                  (vi) Scheduled Payments. Each Receivable had an original principal balance of not less than $0 nor more than $30,000.01.

                  (vii) Characteristics of Obligors. As of the date of each Obligor's application for the loan from which the related Receivable arises, each Obligor on any Receivable (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, and (d) was domiciled in the United States.

                  (viii) Origination of Receivables. Based on the billing address of the Obligors and the Principal Balances as of the Cutoff Date, approximately 17.84% of the Initial Receivables were originated in California.

                  (ix) Post-Office Box. On or prior to the next billing period after the Cutoff Date (in the case of the Initial Receivables) or the Subsequent Cutoff Date (in the case of the related Subsequent Receivables), the Seller will notify each Obligor to make payments with respect to its respective Receivables after the Cutoff Date (in the case of the Initial Receivables) or the Subsequent Cutoff Date (in the case of the related Subsequent Receivables) directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligors to make payments directly to the Post-Office Box.

                  (x) Location of Receivable Files; One Original. A complete Receivable File with respect to each Receivable has been or prior to the Closing Date or the related Subsequent Closing Date, as applicable, will be delivered to the Trustee at the location listed in Schedule B to the Sale and Servicing Agreement. There is only one original executed copy of each Receivable.

                  (xi) Schedule of Receivables; Selection Procedures. The information with respect to the Receivables set forth in the Schedule of CPS Receivables, the Schedule of Linc Receivables and the Schedule of Samco Receivables is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Securityholders have been utilized in selecting the Receivables.

                  (xii) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Receivable was originated or made and at the execution of this Agreement (or the applicable Subsequent Transfer Agreement) complies in all material respects with all requirements of applicable Federal, State and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the California Automobile Sales Finance Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (xiii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (xiv) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                  (xv) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date, in the case of the Initial Receivables or, after the related Subsequent Closing Date, in the case of the Subsequent Receivables).

                  (xvi) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (xvii) No Waiver. No provision of a Receivable has been waived.

                  (xviii) No Amendments. No Receivable has been amended, except as such Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (xix) No Defenses. No right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (xx) No Liens. As of the Cutoff Date (with respect to the Initial Receivables) or the Subsequent Cutoff Date (with respect to the related Subsequent Receivables), (a), there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable and (b) there is no lien against the related Financed Vehicle for delinquent taxes.

                  (xxi) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date (with respect to the Initial Receivables) or the Subsequent Cutoff Date (with respect to the related Subsequent
         Receivables), no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen; and none of the Seller, Samco or Linc shall waive and none of the three has waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Cutoff Date (with respect to the Initial Receivables) or the Subsequent Cutoff Date (with respect to the related Subsequent Receivables).

                  (xxii) Insurance; Other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to obtain and maintain such insurance naming the Seller (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident or health insurance is covered by an insurance policy and certificate of insurance naming the Seller (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (xxiii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the CPS Receivables and other Transferred CPS Property from the Seller to the Purchaser and that the beneficial interest in and title to such CPS Receivables and other Transferred CPS Property not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No CPS Receivable or other Transferred CPS Property has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser or any such pledge has been released on or prior to the Closing Date. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each CPS Receivable and other Transferred CPS Property, and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each such CPS Receivable and other Transferred CPS Property, and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (xxiv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement, the Linc Purchase Agreement or the Samco Purchase Agreement shall be unlawful, void, or voidable. None of the Seller, Samco nor Linc has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                  (xxv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected ownership interest in the Receivables and the other Transferred CPS Property have been made, taken or performed.

                  (xxvi) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

                  (xxvii) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby; the terms of such Receivable have not been waived or modified in any respect.

                  (xxviii) Title Documents. (A) If the Receivable was originated in a State in which notation of a security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Receivables originated in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicle) will be received within 180 days and will show, the Seller (or, with respect to the Samco Receivables, Samco or, with respect to the Linc Receivables,
         Linc) named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show the Seller (or, with respect to the Samco Receivables, Samco or, with respect to the Linc Receivables,
         Linc) named as the original secured party under the related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document of the related Financed Vehicle has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related Dealer that such title document showing the Seller (or, with respect to the Samco Receivables, Samco or, with respect to the Linc Receivables, Linc) and received written evidence from the related Dealer that such title document showing the Seller as first lienholder has been applied for.

                  (xxix) Casualty. No Financed Vehicle related to a Receivable has suffered a Casualty.

                  (xxx) Obligation to Dealers or Others. The Purchaser and its assignees will assume no obligation to Dealers or other originators or holders of the Receivables (including, but not limited to under dealer reserves) as a result of the purchase of the Receivables.

                  (xxxi)  Full  Amount   Advanced.   The  full  amount  of  each
         Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. No Obligor has any option under a Receivable to borrow from any Person additional funds secured by the related Financed Vehicle.

         (c) The representations and warranties contained in this Agreement shall not be construed as a warranty or guaranty by the Seller as to the future payments by any Obligor. The sale of the CPS Receivables pursuant to this Agreement shall be "without recourse" except for the representations, warranties and covenants made by the Seller in this Agreement or the Sale and Servicing Agreement.

                                   ARTICLE IV

                                   CONDITIONS

         4.1. Conditions to Obligation of the Purchaser. On the Closing Date and on each Subsequent Closing Date, the obligation of the Purchaser to purchase the related CPS Receivables is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date or the related Subsequent Closing Date, as applicable, with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or the related Subsequent Closing Date, as applicable.

         (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date or the related Subsequent Closing Date, as applicable, indicate in its computer files that the related CPS Receivables have been sold to the Purchaser pursuant to this Purchase Agreement and shall deliver to the Purchaser the Schedule of CPS Receivables certified by the Chairman, the President, the Vice President or the Treasurer of the Seller to be true, correct and complete as of, and after giving effect to all transfers of Receivables on, the Closing Date or the related Subsequent Closing Date, as applicable.

         (c) Receivable Files Delivered. The Seller shall, at its own expense, deliver the related Receivable Files to the Trustee at the offices specified in Schedule B to the Sale and Servicing Agreement on or prior to the Closing Date or the related Subsequent Closing Date, as applicable.

         (d) Documents to be delivered by the Seller at the Closing.

                  (i) The Assignment. On the Closing Date, the Seller will execute and deliver the Initial CPS Assignment. The Initial CPS Assignment shall be substantially in the form of Exhibit A hereto . On each Subsequent Closing Date, the Seller will execute and deliver the related Subsequent Assignment. Each Subsequent Assignment shall be substantially in the form of Exhibit A to the form of Subsequent Purchase Agreement attached as Exhibit C hereto.

                  (ii) Evidence of UCC-1 Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the CPS Receivables and the other Transferred CPS Property conveyed hereafter as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such CPS Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to such Closing Date.

                  (iii) Evidence of UCC-2 Filing. On or prior to the Closing Date and each Subsequent Transfer Closing Date, the Seller shall cause to be recorded and filed, at its own expense, appropriate UCC-2 termination statements (or UCC-3 termination statements, as applicable in the relevant UCC jurisdiction) executed by General Electric Capital Corporation ("GECC") or First Union National Bank ("First Union") in each jurisdiction in which required by applicable law, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to release the interest of GECC or First Union, as applicable interest in the related Receivables, including without limitation, the security interests in the Financed Vehicles securing the Receivables and any proceeds of such security interests or the Receivables. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date or Subsequent Closing Date, as applicable.

                  (iv) Other Documents. On or prior to the Closing Date, the Seller shall deliver such other documents as the Purchaser may reasonably request.

         (e) Other Transactions. The transactions contemplated by the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Samco Purchase Agreement, the Linc Purchase Agreement, and the Underwriting Agreement shall be consummated on the Closing Date or Subsequent Closing Date, as applicable.

         4.2. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Initial Receivables or Subsequent Receivables, as applicable, to the Purchaser is subject to the satisfaction of the following conditions.

         (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date or Subsequent Closing Date, as applicable, with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or Subsequent Closing Date, as applicable.

         (b) Receivables Purchase Price. On the Closing Date, the Purchaser will deliver to the Seller the Initial Receivables Purchase Price as provided in
Section 2.1(b). The Seller hereby directs the Purchaser to wire such purchase price pursuant to wire instructions to be delivered to the Purchaser on or prior to the Initial Closing Date. On each Subsequent Closing Date, the Purchaser will deliver to the Seller the Subsequent Receivables Purchase Price for the Subsequent CPS Receivables to be transferred to the Purchaser on such Subsequent Closing Date.

                                    ARTICLE V

                             COVENANTS OF THE SELLER

         The Seller agrees with the Purchaser as follows; provided, however, that to the extent that any provision of this ARTICLE V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

         5.1.  Protection of Right, Title and Interest.

         (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Receivables and the other Transferred Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and the other Transferred Property. The Seller shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.1(a). In the event the Seller fails to perform its obligations under this subsection, the Purchaser or the Trustee may do so at the expense of the Seller.

         (b) Name and Other Changes. At least 60 days prior to the date the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Trustee, the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Purchaser written notice of any such change and no later than five days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 60 days prior to the date of any relocation of its principal executive office, the Seller shall give the Trustee, the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Purchaser written notice thereof if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and the Seller shall within five days after the effective date thereof, file any such amendment or new financing statement. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (c) Accounts and Records. The Seller shall maintain accounts and records as to each CPS Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such CPS Receivable, including payments and recoveries made and payments owing (and the nature of each).

         (d) Maintenance of Computer Systems. The Seller shall maintain its computer systems so that, from and after the time of sale hereunder of the CPS Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a CPS Receivable shall indicate clearly the interest of the Purchaser in such CPS Receivable and that such CPS Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a CPS Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the CPS Receivable shall have been paid in full or repurchased.

         (e) Sale of Other Receivables. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile or light-duty truck receivables (other than the CPS Receivables) to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any CPS Receivable, shall indicate clearly that such CPS Receivable has been sold and is owned by the Purchaser unless such CPS Receivable has been paid in full or repurchased.

         (f) Access to Records. The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

         (g) List of Receivables. Upon request, the Seller shall furnish to the Purchaser, within five Business Days, a list of all CPS Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of CPS Receivables.

         5.2. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Sale and Servicing Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc).

         5.3. Chief Executive Office. During the term of the Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

         5.4. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the CPS Receivables.

         5.5. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall deliver the Receivable Files for the Initial Receivables to the Trustee at the location specified in Schedule B to the Sale and Servicing Agreement. On or prior to each Subsequent Closing Date, the Seller shall deliver the Receivable Files for the related Subsequent Receivables to the Trustee at the location specified in Schedule B to the Sale and Servicing Agreement. The Seller shall have until the last day of the second Collection Period following receipt from the Trustee of notification, pursuant to Section 3.4 of the Sale and Servicing Agreement, that there has been a failure to deliver a file with respect to a Receivable (including a Samco Receivable or a Linc Receivable) or that a file is unrelated to the Receivables identified in Schedule A to the Sale and Servicing Agreement or that any of the documents referred to in Section 3.3 of the Sale and Servicing Agreement are not contained in a Receivable File, to deliver such file or any of the aforementioned documents required to be included in such Receivable File to the Trustee. Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee, the Seller hereby agrees to repurchase any such Receivable from the Trust as of such last day. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount in the manner specified in Section 4.5 of the Sale and Servicing Agreement. The sole remedy hereunder of the Trustee, the Trust or the Securityholders with respect to a breach of this Section 5.5, shall be to require the Seller to repurchase the Receivable pursuant to this Section 5.5. Upon receipt of the Purchase Amount, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable.

         5.6. Indemnification. (a) Subject to the limitation of remedies set forth in Section 6.2 hereof with respect to a breach of any representations and warranties contained in Section 3.2(b) hereof, the Seller shall indemnify the Purchaser for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein.

                  (b) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle.

                  (c) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all taxes, except for taxes on the net income of the Purchaser, that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

         (d) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under the Agreement, or by reason of reckless disregard of the Seller's obligations and duties under the Agreement.

         (e) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against all costs, expenses, losses, damages, claims and liabilities arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, damage, claim or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

         Indemnification under this Section 5.6 shall include reasonable fees and expenses of litigation and shall survive payment of the Notes and Certificates. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

         5.7. Sale. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

         5.8. Non-Petition. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all securities issued by the Trust or a similar trust formed by the Purchaser have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for breach of this covenant and that this covenant may be specifically enforced by the Purchaser or by the Trust.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         6.1. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         6.2. Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trustee, the Note Insurer and the Securityholders, that (i) the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof (without regard to any limitations regarding the Seller's knowledge) and (ii) the failure of the Seller to timely comply with its obligations pursuant to Section 5.5 hereof, shall constitute events obligating the Seller to repurchase the affected Receivables (including any affected Samco Receivables or Linc Receivables) hereunder ("Repurchase Events"), at the Purchase Amount from the Trust. Unless the breach of any of the Seller's representations and warranties shall have been cured by the last day of the second Collection Period following the discovery thereof by or notice to the Purchaser and the Seller of such breach, the Seller shall repurchase any Receivable if such Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at the Seller's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by such second Collection Period, the Seller shall purchase such aggregate Principal Balance of Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Receivables in the aggregate. The provisions of this Section
6.2 are intended to grant the Trustee a direct right against the Seller to demand performance hereunder, and in connection therewith the Seller waives any requirement of prior demand against the Purchaser and waives any defaults it would have against the Purchaser with respect to such repurchase obligation. Any such purchase shall take place in the manner specified in Section 4.7 of the Sale and Servicing Agreement. For purposes of this Section 6.2, the Purchase Amount of a Receivable which is not consistent with the warranty pursuant to
Section 3.2(b)(iv)(a)(5) or (iv)(a)(6) shall include such additional amount as shall be necessary to provide the full amount of interest as contemplated therein. The sole remedy hereunder of the Securityholders, the Trust, the Note Insurer, the Trustee or the Purchaser against the Seller with respect to any Repurchase Event shall be to enforce the Seller's obligation to repurchase such Receivables pursuant to this Agreement; provided, however, that the Seller shall indemnify the Trustee, the Note Insurer, the Trust and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount, the Purchaser shall cause the Trustee to release the related Receivables File to the Seller and to execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in the Seller title to the Receivable. Notwithstanding the foregoing, if it is determined that consummation of the transactions contemplated by the Sale and Servicing Agreement, the Indentures and the other transaction documents referenced in such Agreement, servicing and operation of the Trust pursuant to Trust Agreement and such other documents, or the ownership of a Security by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended ("Code") for which no statutory exception or administrative exemption applies, such violation shall not be treated as a Repurchase Event.

         6.3. Seller's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse except as provided herein, representation or warranty, to the Seller all the

Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

         6.4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that the conveyances hereunder and under each Subsequent Purchase Agreement be a sale of the CPS Receivables and the other Transferred CPS Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to the CPS Receivables and the other Transferred CPS Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of California) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the Initial CPS Receivables and the other Initial Transferred CPS Property being delivered to the Purchaser on the Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Securities and the repayment of amounts owed to the Purchaser from the Seller.

         6.5. Trust. The Seller acknowledges that the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Purchase Agreement, the Linc Purchase Agreement and the Samco Purchase Agreement to the Trust, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Purchase Agreement, including under Sections 6.2 and 6.4 hereof are intended to benefit such Trust and the Securityholders. The Seller also acknowledges that the Trustee on behalf of the Securityholders as assignee of the Purchaser's rights hereunder may directly enforce, without making any prior demand on the Purchaser, all the rights of the Purchaser hereunder including the rights under Sections 6.2 and 6.4 hereof. The Seller hereby consents to such sale and assignment.

         6.6. Amendment. This Purchase Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser with the consent of the Note Insurer; provided, however, that any such amendment that materially adversely affects the rights of the Noteholders under the Sale and Servicing Agreement must be consented to by the holders of Notes representing more than 50% of the outstanding principal amount of Notes.

         6.7. Accountants' Letters. (a) KPMG Peat Marwick LLP will review the characteristics of the Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Offering Documents;
(b) The Seller will cooperate with the Purchaser and KPMG Peat Marwick LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.7(a) above and to deliver the letters required of them under the Underwriting Agreement; and (c) KPMG Peat Marwick LLP will deliver to the

Purchaser a letter, dated the Closing Date, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Offering Documents under the captions "CPS's Automobile Contract Portfolio--Delinquency and Loss Experience" and "The Receivables Pool", certain information relating to the Receivables on magnetic tape obtained from the Seller and the Purchaser and with respect to such other information as may be agreed in the form of letter.

         6.8. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under the Agreements shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         6.9. Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Purchase Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

         6.10. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Purchase Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the CPS Receivables and security interests in the Financed Vehicles and the enforcement of any obligation of the Seller hereunder.

         6.11. Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Purchase Agreement shall remain in full force and effect and will survive the closing under Section 2.2 hereof.

         6.12. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the CPS Receivables, under the Sale and Servicing Agreement or as required by law.

         6.13. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Purchase Agreement. References in this Purchase Agreement to Section names or numbers are to such Sections of this Purchase Agreement.

         6.14. Third Party Beneficiaries. The parties hereto hereby expressly agree that each of the Trustee for the benefit of the Securityholders and the
Note Insurer shall be third party beneficiaries with respect to this Purchase Agreement, provided, however, that no third party other than the Trustee for the benefit of the Securityholders and the Note Insurer shall be deemed a third party beneficiary of this Purchase Agreement.

         6.15. Governing Law. THIS PURCHASE AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         6.16. Counterparts. This Purchase Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.


                    [Rest of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                   CPS RECEIVABLES CORP.


                                   By
                                     Name:   Jeffrey P. Fritz
                                     Title:  Chief Financial Officer



                                   CONSUMER PORTFOLIO SERVICES, INC.


                                   By
                                     Name:   Jeffrey P. Fritz
                                     Title:  Chief Financial Officer

                                                                  Exhibit A

                                   ASSIGNMENT

         For value received, on this [ ] day of [ ], 1998, in accordance with the Purchase Agreement dated as of [ ], 1998, between the undersigned (the "Seller") and CPS Receivables Corp. (the "Purchaser") (the "CPS Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the CPS Purchase Agreement and the Sale and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Initial CPS Receivables listed in the Schedule of CPS Receivables, and all monies received thereunder after the Cutoff Date and all Net Liquidation Proceeds received with respect to such Initial CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles;
(iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Initial CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Initial CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle related to an Initial CPS Receivable and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Initial CPS Receivable; (vi) the proceeds of any and all of the foregoing and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Initial CPS Receivables, the related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the CPS Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the day and year first above written.



                                       CONSUMER PORTFOLIO SERVICES, INC.


                                       By:
                                          Name:   Jeffrey P. Fritz
                                          Title:  Chief Financial Officer

                                    Exhibit B
                           Schedule of CPS Receivables

                               See Following Page

                                                            EXHIBIT C


                      FORM OF SUBSEQUENT PURCHASE AGREEMENT


         THIS SUBSEQUENT PURCHASE AGREEMENT (this "Subsequent Purchase Agreement") is made and entered into as of , by and between CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Seller"), and CPS RECEIVABLES CORP., a California corporation (together with its successors and assigns, the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Purchaser, as purchaser, has agreed to purchase from the Seller, as seller, and the Seller, pursuant to the Purchase Agreement (the "CPS Purchase Agreement") dated as of [ ], 1998 between the Purchaser and the Seller, is transferring to the Purchaser the Subsequent CPS Receivables listed on the Schedule of Subsequent CPS Receivables annexed hereto as Exhibit A (the "Subsequent CPS Receivables") and related Subsequent Transferred CPS Property.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, the Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

                                   Definitions

         SECTION 1. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the CPS Purchase Agreement.

         SECTION 2. Conveyance of Subsequent CPS Receivables. For value received, in accordance with the CPS Purchase Agreement, the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (but without limitation of its obligations under the CPS Purchase Agreement), all right, title and interest of the Seller in and to: (i) the Subsequent CPS Receivables listed in the Schedule of Subsequent CPS Receivables annexed hereto as Exhibit A and all monies received thereunder after [ ] (the "Subsequent Cutoff Date") and all Net Liquidation Proceeds received with respect to such Subsequent CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed

Vehicles  securing the  Subsequent CPS  Receivables or the Obligors  thereunder;
(iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent CPS Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent CPS Receivable; (vi) the proceeds of any and all of the foregoing and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Subsequent Transferred CPS Property" and together with any Subsequent Transferred Samco Property and/or Subsequent Transferred Linc Property, the "Subsequent Transferred Property").

         SECTION 3. Consideration for Subsequent Transferred Property. In consideration for the Subsequent CPS Receivables and other Subsequent Transferred CPS Property, subject to the terms and conditions hereof, the purchase price for the Subsequent CPS Receivables, in the amount of $[ ], shall be paid by the Purchaser on the Subsequent Closing Date as follows: (i) $[ ] in cash shall be paid to the Seller and (ii) $[ ] which shall be deemed paid and returned to the Purchaser as a contribution to capital.

         SECTION 4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that the conveyance hereunder be a sale of the Subsequent CPS Receivables and the related Transferred CPS Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to the Subsequent CPS Receivables and the related Transferred CPS Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of California) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the Subsequent CPS Receivables and the related Transferred CPS Property being delivered to the Purchaser on the Subsequent Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Securities and the repayment of amounts owed to the Purchaser from the Seller.

         SECTION 5. Representations and Warranties of the Seller. This Agreement is made pursuant to and upon the representations, warranties, covenants and agreements on the part of the Seller contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement. All of such representations, warranties, covenants and agreements are hereby incorporated herein and are in full force and effect as though specifically set forth herein.

         SECTION 6. Representations and Warranties of the Purchaser. This Agreement is made pursuant to and upon the representations, warranties, covenants and agreements on the part of the Purchaser contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement. All of such representations, warranties, covenants and agreements are hereby incorporated herein and are in full force and effect as though specifically set forth herein.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed this __ day of _________, but effective as of the date and year first written above.


                                     CONSUMER PORTFOLIO SERVICES, INC.,
                                     as Seller



                                     By:
                                        Name:
                                        Title:



                                     CPS RECEIVABLES CORP.,
                                     as Purchaser



                                     By:
                                        Name:
                                        Title:

                   EXHIBIT A TO SUBSEQUENT PURCHASE AGREEMENT

                          FORM OF SUBSEQUENT ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of [ ], 1998, as heretofore amended, supplemented or otherwise modified (the "CPS Purchase Agreement"), among the undersigned, as Seller, and CPS Receivables Corp. (the "Purchaser"), the undersigned does hereby transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations in the CPS Purchase Agreement and the Sale and Servicing Agreement) all right, title and interest of the Seller in and to: (i) the Subsequent CPS Receivables listed in the Schedule of Subsequent CPS Receivables annexed hereto as Exhibit A and all monies received thereunder after [ ] (the "Subsequent Cutoff Date") and all Net Liquidation Proceeds received with respect to such Subsequent CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent CPS Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent CPS Receivable; (vi) the proceeds of any and all of the foregoing and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Subsequent Transferred CPS Property" and together with any Subsequent Transferred Samco Property and/or Subsequent Transferred Linc Property, the "Subsequent Transferred Property").

         The foregoing assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Subsequent CPS Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of each of the undersigned contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the CPS Purchase Agreement.

         This Assignment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of [ ], 199__.

                                     CONSUMER PORTFOLIO SERVICES, INC.


                                     By:
                                        Name:
                                        Title: